SUPPLEMENT DATED JUNE 23, 2025

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2025

FOR EQUITY INDEX PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2025 for Equity Index Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective June 30, 2025. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, information regarding Paul Whitehead will be deleted and the following will be added in the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Matt Waldron, CFA, Managing Director and Portfolio Manager	Since 2025
Steven White, Director and Portfolio Manager	Since 2025